Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes
Income Taxes

14. Income Taxes

Cayman Islands and British Virgin Islands (“BVI”)

Under the current laws of the Cayman Islands and BVI, the Company is not subject to tax on its income or capital gains. In addition, the Cayman Islands and BVI do not impose withholding tax on dividend payments.

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, our subsidiaries established in Hong Kong are subject to 16.5% income tax on their taxable income generated from operations in Hong Kong. In addition, payments of dividends from our Hong Kong subsidiaries to us are not subject to any Hong Kong withholding tax.

PRC

Under the Law of the People’s Republic of China on Enterprise Income Tax (“EIT Law”), domestically-owned enterprises and foreign-invested enterprises are subject to a uniform tax rate of 25% on taxable income.

The tax expense (benefit) comprises:

	Years Ended December 31,
	2013	2014	2015
	$	$	$

Current Tax	3,612,357	7,558,626	16,465,368
Deferred Tax	(409,477)	(1,941,283)	(5,801,984)

Total	3,202,880	5,617,343	10,663,384

Reconciliation between the statutory tax rate to income before income taxes and the actual provision for income taxes is as follows:

	Years Ended December 31,
	2013	2014	2015
PRC income tax rate	25.00%	25.00%	25.00%
Expenses not deductible for income tax purposes	0.11%	1.83%	3.71%
Uncertain tax position impact	0.74%	0.46%	0.24%
Different tax rate of subsidiary operation in other jurisdiction	—	0.56%	0.27%
Effective income tax rate	25.85%	27.85%	29.22%

The principal components of the deferred income tax asset and liabilities are as follows:

	As of December 31,
	2013	2014	2015
	$	$	$
Deferred tax assets:
Deferred revenue	304,522	2,038,708	6,510,660
Accrued expenses	398,470	569,311	293,896
Discount of investment	117,315	91,948	49,479
Tax loss carry forward	19,329	197,038	1,420,631
Investment-in-affiliate impairment	33,298	33,178	—
Impairment for a held-to-maturity investment	—	32,685	153,998
Exchange gain	—	3,988	109,429

Gross deferred tax assets	872,934	2,966,856	8,538,093
Valuation allowance	—	—	—

Net deferred tax assets	872,934	2,966,856	8,538,093

Analysis as:
Current	787,842	2,845,459	7,294,780
Non-current	85,092	121,397	1,243,313

Deferred tax liabilities:
Amortization of intangible assets	—	—	2,108,005
Unrealized investment income	82,777	250,347	207,688

Total deferred tax liabilities	82,777	250,347	2,315,693

Analysis as:
Current	82,777	250,347	207,688
Non-current	—	—	2,108,005

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will be more likely than not realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses and forecasts of future profitability. These assumptions require significant judgment and the forecasts of future taxable income are consistent with the plans and estimates the Group is using to manage the underlying businesses. Valuation allowances are established for deferred tax assets based on a more likely than not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the future periods provided for in the tax law. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry-forward period are reduced. As of December 31, 2015, operating loss carry forward amounted to $5,682,524 for the PRC income tax purposes. The loss carrying forward will begin to expire in 2018. No valuation allowance was recorded as of December 31, 2015 as it is determined that it is more likely than not that the relevant deferred tax asset will be realized.

Undistributed earnings of the Company’s PRC subsidiaries of approximately $61.2 million at December 31, 2015 are considered to be indefinitely reinvested and, accordingly, no provision for PRC dividend withholding tax has been provided thereon. Upon distribution of those earnings, in the form of dividends or otherwise, the Group would be subject to the then applicable PRC tax laws and regulations. The amounts of unrecognized deferred tax liabilities for these earnings are in the range of $3.06 million to $6.12 million, as the withholding tax rate of the profit distribution will be 5% or 10% depending upon whether the immediate offshore companies can enjoy the preferential withholding tax rate of 5%.

Aggregate undistributed earnings of the Company’s VIEs and its VIEs’ subsidiaries located in the PRC that are available for distribution to the Company were approximately $17.3 million as of December 31, 2015. A deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting amounts over tax basis amount in domestic subsidiaries. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Company has not recorded any such deferred tax liability attributable to the undistributed earnings of its financial interest in VIEs because it believes such excess earnings can be distributed in a manner that would not be subject to income tax.

The Group has made its assessment of the level of tax authority for each tax position (including the potential application of interest and penalties) based on the technical merits, and has measured the unrecognized tax benefits associated with the tax positions. The Group accrued interest of $91,511, $92,591 and $87,249 related to the uncertain tax positions in 2013, 2014 and 2015, respectively.

The Group does not anticipate any significant increases or decreases to its liability for unrecognized tax benefits within the next 12 months. According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB0.1 million is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is 10 years. There is no statute of limitations in the case of tax evasion.

$
Uncertain tax position—January 1, 2013	584,292
Gross increases—accrued interest in current period	91,511
Exchange rate translation	19,489

Uncertain tax position—December 31, 2013	695,292
Gross increases—accrued interest in current period	92,591
Exchange rate translation	(2,511)

Uncertain tax position—December 31, 2014	785,372

Gross increases—accrued interest in current period	87,249
Exchange rate translation	(45,306)

Uncertain tax position—December 31, 2015	827,315